EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 29, 2026 of Suja Life, Inc., as filed with the Securities and Exchange Commission on the date hereof, the undersigned certifies that:
1.This periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the registrant.
Date: August 4, 2026
/s/ Maria Stipp
Maria Stipp
Chief Executive Officer